THOMAS WHITE FUNDS FAMILY
                                        OFFICERS AND TRUSTEES


                                        Thomas S. White, Jr.
                                        Chairman of the Board
                                        and President

                                        Jill F. Almeida
                                        Trustee

                                        Philip R. Haag
                                        Trustee

                                        Nicholas G. Manos
                                        Trustee

                                        Edward E. Mack III
                                        Trustee

                                        John N. Venson, D.P.M.
                                        Trustee

       Annual Report                    Douglas M. Jackman
   Thomas White World Fund              Vice President and Secretary
       October 31, 1998

                                        Brandon S. Joel
                                        Treasurer

                                        David Sullivan II
                                        Assistant Treasurer


                                        INVESTMENT ADVISER AND
                                        ADMINISTRATOR
                                           Thomas White International, Ltd.
                                           440 S. LaSalle Street, Suite 3900
                                           Chicago, Illinois 60605-1028

                                        CUSTODIANS
                                           State Street Bank and Trust Company
                                           Boston, Massachusetts
                                           Firstar Bank Milwaukee
                                           Milwaukee, Wisconsin

                                        LEGAL COUNSEL
                                           Dechert Price & Rhoads
                                           Washington, DC

                                        INDEPENDENT ACCOUNTANTS
For  current  performance,  net            McGladrey & Pullen, LLP
asset value,  or for  assistance           New York, New York
with your account, please contact
the Funds Family at 800-811-0535 or      TRANSFER AGENT
visit our website at                       Firstar Mutual Fund Securities L.L.C.
www.thomaswhite.com                        Milwaukee, Wisconsin

Thomas White Funds Family



Thomas White is the Funds' President and Portfolio Manager. He has been an active investor since joining Goldman Sachs in 1966. His interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University in 1965. Over his thirty-two years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and until 1992, four teen years with Morgan Stanley. At Morgan Stanley, he was a Managing Director and the Chief Investment Officer for the firm's American valuation-oriented equity investing.

Together with the organization's team of seasoned domestic and international analysts, Mr. White directs the management of portfolio investments in Europe, Africa, the United States, Latin America, Japan and Asia. The firm's research division, the Global Capital Institute, produces monthly publications which pro vide investment advice on the relative attractiveness of 2,400 common stocks in forty-seven countries. These are purchased by major institutional asset management organizations worldwide.




THE FOLLOWING LETTER WAS WRITTEN BY MR.
WHITE, THE FUNDS' PRESIDENT:
                                                               December 30, 1998
Dear Friends,

       We appreciate your many compliments regard ing our market letters. These timely communications during the recent turbulent market conditions were obviously helpful. When storm clouds reappear, be assured you will get our immediate attention and interpretation of the situation. In the interim, please feel free to call me personally any time.

       We are delighted that 99% of the Fund's shareholders held onto their shares through the summer's decline, and have enjoyed this fall's recovery to all time highs. The true test of our communications success is that timely letters have reinforced clients' resolve to maintain their long-term investment objectives. This success underscores the fact that stressful decisions are best made within the context of your long-term investment plan and with the counsel of trusted advisors.

      Our recent letters may have given the false impression that we were forecasting the market's short-term movements. Given that our advice was to remain in the market and it subsequently resumed its upward trend, one might conclude that we had some talent in this area. But alas, we lack the clairvoy -ance to warn clients in advance of a market decline. And yes, regretfully, bear markets occur every three to five years and erode the Fund's value until the lost ground is regained in the next advance.

       Is there any way to side step bear markets? Short of not being an equity investor, no! As an aside, given the amount of time spent discussing the short-term direction of the market in the media, one would think professionals could divine the future. Whenever I have had an interview on CNNfn or Bloomberg, I always ask the correspondent if they believe people can time markets. They reply, "certainly not, but that is what our listeners want you to comment on!" The public's desire to time markets explains the media's focus, but do not mistake this behavior for their endorsement of market timing.

                             THE WORLD HAS CHANGED.
                     A GLOBAL PORTFOLIO OFFERS THE POTENTIAL
                        FOR BOTH IMPROVED PERFORMANCE AND
                                SMOOTHER RETURNS.


                        Dec    Dec     Dec    Dec    Nov
                        1960   1970   1980    1990   1998
 Developed Markets
 North America            75%    70%     60%    45%    53%
 Europe                   22%    22%     23%    25%    30%
 Pacific                   3%     8%     16%    27%    13%
 Emerging Markets
                          .1%    .2%     .8%     3%     4%
                          ---    ---     ---     --     --
                         100%   100%    100%   100%   100%
 Global Market
 Value ($trillions)     $0.5   $2.0   $4.1    $8.2  $20.3

There has been growth in the relative size of developed and emerging markets outside the United States since 1960. This means managers can now choose to employ wider diversification in the design of their equity portfolios.

History shows that broad global diversification has in the past lowered the volatility associated with single country portfolios. The Fund incorporates this approach to obtain smoother returns for its shareholders.

        Do bear markets disadvantage the long-term investor? No, but they create conditions that can cause investors to make emotional mistakes. Navigating bear markets is a skill investors must develop if they are going to be successful in reaching their long-term investment goals. This is because staying invested is the key to eventually enjoying the historical benefits of equity investing.

 OUR PROJECTION OF FUTURE WORLD
 GROWTH AND RESULTING EQUITY RETURNS

     It is a common investor tendency to dwell on short- to intermediate-term events. In reality, longer-term trends are far more predictable and meaningful to future equity returns. Our long-term world vision makes us very enthusiastic about the future of domestic and international investing.

     First, some perspective: the annualized common stock returns in the United States have averaged roughly 11.0% since 1926. The equivalent MSCI world and regional returns, available since 1970, are shown in the return table on page 4. World returns (+12.1%), European returns (+13.6%) and U.S. returns (+13.3%) have been quite similar over this period.

     We believe that over the next twenty years, world, European and U.S. equity markets will produce annualized returns of 11%. This projection reflects our strong confidence in a high level of future economic global growth. It is tempered by the fact that equities are currently priced above their normal valuations. The attractive conditions for world growth will probably cause equities to be priced on the expensive side throughout this entire period.

We see three positive trends heavily  influencing  the next twenty years:

I. The fall of the Berlin Wall in 1989 symbolized worldwide acceptance of the West's successful recipe for economic growth. Countries represent ing seventy percent of the earth's population have now begun a slow move toward improving the standard of living of their citizens. This activity will generate unparalleled business opportunities.

     As Americans and Canadians, we recognize the magic that occurs when a new immigrant arrives upon our shores. Gradually, painfully, but surely, nations around the world will modify their economic systems affording ambitious individuals the opportunity to improve their lives.

     With just one superpower left, regional conflicts and terrorism will replace World Wars. This is promoting a shift away from non-productive military spending toward capital expenditures that benefit long-term growth. Regional strife, caused by politi cal, ethnic and religious differences, will sadly con tinue. United States now recognizes it cannot cure these situations and will choose to avoid military involvement unless, as in Kuwait, it is strategically necessary.

II.We believe that future advances in technology will lead to dramatic improvements, corporate productivity and a cornucopia of new products.

     Computer-related technology is expanding earnings growth by reducing business expenses and lowering manufacturing costs. Moreover, the cost of computing power continues to decline. In terms of its capital expenditure productivity, if an automobile's price had fallen at the same rate that computer power has declined since 1960, a salesman's new Buick would now only cost $103.


     Biotechnology advances will also spur major improvements in food production and healthcare. Inflation should be contained as this new productivity keeps costs low.

III.Global Communications and the Internet will empower the individual, both politically and economically. This will benefit world growth.

     People can be far more productive than technology. World progress is heavily influenced by the genius of highly talented individuals. The United States, with its open political and business environment, has nurtured talented individuals allowing them to flourish. These individuals have in turn benefitted economic growth and society.

     Many Warren Buffetts and Bill Gates have succeeded, but so much potential genius is currently going to waste. These individuals have been held back by their repressive governments, their education, a lack of tools, capital, information, etc. Global television broadcasts and, especially the Internet, will improve these conditions by disseminating, at minimal cost, the latest knowledge, methods, systems and resources. The liberation and development of these talented humans will drive growth.

     Given this attractive vision of the future, we recommend investors stay fully invested and try to ignore the interim bumps in the road. We will do our best to provide shareholders with strong long-term returns and stable interim performance.

     Speaking on behalf of our firm's fourteen professionals, we sincerely appreciate your confidence in our organization and your support of our Funds. We wish you a joyous holiday season and a prosperous New Year.

               Thomas S. White, Jr.
               President and Portfolio Manager



                      THE TWENTY-EIGHT YEAR PERFORMANCE OF
                           THE WORLD EQUITY MARKET AND
                          ITS MAJOR REGIONAL COMPONENTS


       MSCI INDICES                       THESE INDEX RETURNS ARE IN U.S. DOLLARS. FIVE-YEAR REGIONAL
       Gross                              PERFORMANCE SUCCESS IS ORDERED FROM #1 (BEST) TO #6 (WORST).
       PERIOD: Jan. 1, 1970    WORLD       EUROPE       USA         CANADA       JAPAN        PACIFIC     EMERGING
        to Nov. 30, 1998                                                                     EX JAPAN     MARKETS
                        -----------------------------------------------------------------------------------------
       FIVE-YEAR
       PERIOD RETURNS
----------------------- -------------------------------------------------------------------------------------------
       1970-1974               -1.3%       0.9% (#3)  -2.3% (#4)    4.6%(#2)     16.0% (#1)    -6.2% (#5)    N/A
       1975-1979               16.0%       18.9%(#2)  14.8% (#5)   17.9%(#4)     18.8% (#3)    27.5% (#1)    N/A
       1980-1984               12.4%       6.1% (#4)  14.8% (#2)    6.7%(#3)     17.0% (#1)     4.1% (#5)    N/A
       1985-1989               28.5%       32.3%(#2)  20.4% (#4)   16.9%(#5)     41.4% (#1)    22.4% (#3)    65.8%
       1990-1994               4.6%        7.0% (#4)   8.7% (#3)    0.1%(#5)     -3.4% (#6)    15.3% (#1)     9.5%(#2)
       1995-1998 (11/30)       15.9%       23.4%(#2)  29.4% (#1)   13.2%(#3)    -10.0% (#5)    -2.6% (#4)   -10.5%(#6)

       1970-1998               12.1%       13.6%        13.3%         9.6%         13.0%        9.8%          N/A
       1988-1998               11.6%       15.4%        18.5%         8.4%         -2.4%        9.8%          9.9%


    The table above presents the performance of the global stock markets from January 1, 1970 to November 30, 1998. Returns are shown in a series of five-year periods, except for the current four-year period. The world's returns are followed by those of its four component regions.

    Regional performances are highlighted using ranks from #1 (best) to #6 (worst) to indicate the winners and losers in each five-year period. History shows regional returns are random in their timing, with no area holding a permanent monopoly on performance.

     Note that the world and its territories all have quite similar long-term records. But observe the world index has a more stable return pattern than any of its components. This is because regional bull and bear markets tend to offset one another.

    The Fund's design reflects your manager's belief that shareholders will benefit from smoother world performance. A more stable portfolio encourages investors to stay the course in falling market environment. This promotes success in reaching long-term investment goals.


    The MSCI developed country gross dividends return series is used for Europe, Canada, Japan and the Pacific less Japan. United States returns reflect those of the S&P 500 Composite. The MSCI emerging markets gross dividends return series starts on January 1, 1988. World returns reflect the MSCI World index until the MSCI All-Country index starts on January 1, 1988. World and All- Country World returns are linked across the 1970-1998 period.

                           THE WORLD FUND'S OBJECTIVE

    The Thomas White World Fund seeks long-term capital growth through a flexible policy of investing in stocks of global companies located around the world, including emerging market countries.



                           THE AMERICAN GROWTH FUND'S
                                    OBJECTIVE



    The Thomas White American Growth Fund seeks long-term capital growth through a policy of primarily investing in American companies across every major industry sector.


                        THE FUND'S INVESTMENT PHILOSOPHY



    I. Superior returns can come from properly harnessing the high potential inherent within undervalued companies.

    II. A valuation-oriented investment approach can capture this potential while maintaining a lower risk profile.

    III. Management   emphasizes  owning  broadly   diversified   portfolios  of
         undervalued companies that have solid cash flows, attractive growth potentials and appropriately conservative balance sheets.


Introducing the Thomas White American Growth
Fund, the second offering of the Thomas White
Funds Family.

       Given our organization's extensive experience in domestic asset management, we have decided to establish a new fund focused on large-cap U.S. equities. This is the single most important asset class to American investors. The Thomas White American Growth Fund will be a valuation-oriented, U.S. stock fund whose goal is superior performance within the context of conservative investing.

       Starting a second fund is only possible because of our shareholders' support for the Thomas White World Fund. It is now in its fifth year and is doing quite well.

      The World Fund was designed to represent the international stock portion of our clients' portfolios, and thus diversify their equity holdings. It has enjoyed an annualized return of 12.4% since inception. Morningstar has rated the Fund "four-stars" since first ranking it. This indicates the Fund has stayed in the top third of international mutual funds in terms of its trailing three-year risk-adjusted performance. Just as important, the Fund has maintained a very attractive Morningstar risk rating, currently in the safest five percent of international funds. This indicates the Fund has had lower volatility and superior downside performance over the last three years.

       This August, Forbes Magazine honored the Fund by placing it in their International Stock Funds "Best Buy List." We were the youngest of the twelve funds making this list.

       In short, we are thankful for being successful in our goal of providing shareholders with strong performance and superior portfolio stability.

       The Thomas White American Growth Fund is designed to be an investor's core equity fund.

      We have long recommended that our private account clients have about 33% of their equity holdings in our World Fund, 57% in U.S. large-caps and 10% in U.S. smaller-cap equities. The American Growth Fund is designed to represent the large-company portion of our client's U.S. equi ties. We still manage U.S. smaller-cap stocks and fixed-income portfolios as private client accounts, although someday we may also have funds in these two asset classes. All of our investment asset classes employ our traditional valuation-oriented investment approach. The Funds are both no-load, have below average expenses and will have tax- efficient, low portfolio turnover.

      The common objective of the Thomas White Funds is to provide our shareholders with strong performance and above average portfolio stability.

     The Boeing Company attempts to build aircraft that gives passengers the feeling that they are in a pleasant living room, although they are flying at 35,000 feet. We also attempt to design funds that give shareholders a comfortable ride, despite being exposed to the stressful world of equities. Share holders that can "stay the course" and maintain a well thought out, long-term strategy do well in equities. Nervous equity investors, exposed to volatile funds, tend to make mistakes they later regret.

     How do we to make our Fund shareholders feel comfortable within the volatile world of the stock market?

     First, we design portfolios to have strong performance and to be more stable than most other similar funds. We select stocks on the basis of how they will perform in both rising and declining markets. Our 100%-owned research unit, the Global Capital Institute, provides us with an ongoing flow of attractive stocks in most every industry and country. This gives us the ability to construct care fully diversified portfolios. Owning undervalued companies in all of the major industries or countries can moderate the disruption caused by unpredictable business and market cycles. Strong and weak sectors tend to offset, producing smoother overall performance, as well as the value added that comes from owning undervalued stocks.

     Second, we try to attract and serve the prudent, long-term investor and discourage specula tors. Please recall "Designing a Lifetime Investment Plan" and "The Power of Long-Term Investment Plans" on pages 3 and 4 of the information attached to the current prospectus. Our Funds are applicable to these sorts of plans. Long-term shareholders also produce fewer fund redemptions and therefore lower portfolio turnover in the Fund. They also allow us to hold less liquidity-related cash, which also improves long-term performance.

     Third, we encourage shareholders to develop confidence in our advice. Working with a trusted advisor increases the likelihood of investment success. We take great pride as professionals in assist ing clients attain their investment goals. We know that a client's accomplishments depend on their knowledge, planning and self-discipline. Accord ingly, we attempt to focus our regular shareholder communications in these areas. We send out special letters during periods of market stress. These can be sent to you via fax or email. If you would like to be included on this distribution list, please call us with your fax number or email address. A complete set of past shareholder letters and reports is available at our website, www.thomaswhite.com or by calling 1-800-811-0535.

     We would encourage all of our World Fund shareholders to also own positions in the American Growth Fund. Our suggested mix would be 67% American Fund and 33% World Fund. This combination should maximize an investor's risk/reward investment profile. Please call 1-800- 811-0535 and ask to speak to Tom White or Doug Jackman personally about this important asset alloca tion decision. As initial American Growth Fund investors, they invite you to hear why they became shareholders.

     Data from Morningstar Principia (10/31/98). Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Morningstar ratings are calculated from the funds' three-, five-, and ten-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Thomas White World Fund received 4 stars for the three year period. 10% of the funds in a category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star. The fund was rated among 849 international equity funds for a 3 year period.

                THOMAS WHITE WORLD FUND
                    TOP TEN HOLDINGS
                   ON OCTOBER 31, 1998
               BASED ON TOTAL NET ASSETS
Company                                  % of Total
Industry, Country                         Net Assets
--------------------------------------------------------
Berkshire CL A
Financial Diversified, United States         1.68%
Dell Computer
Technology, United States                     1.64%
ING Group
Insurance, Netherlands                        1.31%
General Electric
Industrial, United States                     0.91%
Brown Forman
Consumer Staples, United States               0.91%
Safeway
Consumer Staples, United States               0.91%
US West
Communications, United States                 0.90%
Fannie Mae
Financial Diversified, United States          0.89%
Bell Atlantic
Communications, United States                 0.87%
Bouygues
Building, France                              0.86%

MANAGEMENT DISCUSSION: THE WORLD FUND
                                                              December 30, 1998

     This report discusses portfolio strategy and performance as the Thomas White World Fund approaches the close of December 1998. The twelve-month period reviewed in this annual report concluded on October 31, 1998. As of this writing, the Fund has $63.4 million of shareholder assets.

     On October 31, the Fund's portfolio included 247 common stocks. These represented 88.4% of the Fund's total value, with the rest in cash equivalents or other assets.

     The Fund's performance versus the Morgan Stanley World and All-Country World Indices is presented below. Current price and return data now appear daily in most domestic newspapers. This can be found in the mutual fund section listed alphabetically in the "T" section as Thomas White. Daily quotes and additional information can be obtained at www.thomaswhite.com. The World Fund's stock ticker is TWWDX.

     We are pleased with the portfolio's progress this year. Returns have been strong, both in an absolute sense and in comparison to other world mutual funds. Our recent underperformance versus the world indices relates to the greater relative strength of U.S. markets, which now represent over 50% of the indices' total weight. At the Fund's initiation in June of 1994, the U.S. weight in these indices was below 33%.


PERFORMANCE              T. White World1   MSCI      AC
October 31, 1998          World   Funds    World    World
-----------------------------------------------------------
Six Months                 -6.5%  -12.0%  -3.0%  -4.5%

One Year                    8.6%    1.8%  15.3%  12.8%

Average
Annual Return
Since Inception
(June 28, 1994)             12.4%  10.3%  14.6%  13.5%

Cumulative Total Return
Since Inception
(June 28, 1994)             66.0%  53.1%  80.5%  73.6%

Assumes reinvestment of dividends and capital gain distributions.

1Morningstar's category covering all world funds. This series starts July 1, 1994.

                THOMAS WHITE WORLD FUND
                GEOGRAPHIC DISTRIBUTION
                  ON OCTOBER 31, 1998
             BASED ON LONG-TERM SECURITIES
--------------------------------------------------------
CONTINENTAL EUROPE                            27.6%
UNITED KINGDOM                                11.0%
AFRICA & MIDDLE  EAST                          0.9%
NORTH AMERICA                                 42.3%
LATIN AMERICA                                  2.5%
JAPAN                                          5.7%
FAR EAST                                       6.4%
AUSTRALIA & NEW ZEALAND                        3.6%
Total                                         100.0%
--------------------------------------------------------
DEVELOPED MARKETS                             93.5%
EMERGING MARKETS                               6.5%
Total                                         100.0%


PORTFOLIO STRATEGY REVIEW: THE WORLD FUND

     The Fund's performance is the product of our investment philosophy and portfolio strategy. Our philosophy is that undervalued companies produce superior returns. Accordingly, our efforts focus on analyzing companies using our organization's valuation methods. Our portfolio strategy is to buy those companies that sell at the greatest discount to their valuations, then sell them when they are overvalued.

     We believe that successful stock selection worldwide is one of our organization's distinct strengths. Our analysts have established methods of valuing stocks in the twenty-one developed countries and in twenty-six emerging market countries throughout the world. We also believe that broad country diversification can best capture the potential for smooth portfolio return that is the unique advantage of a world fund. Furthermore, diversified country exposure assures that the rewards of good stock selection will not be eclipsed by a poorly performing country. Accordingly, as of this writing, the Fund's portfolio has equity investments in nineteen of the developed countries and in eighteen emerging market countries.

     Over the twelve-month period ending October 31, the Fund underperformed its market benchmarks, the MSCI World and All-Country World Indices. Benchmark weights of the All-Country world subregions are Europe, the Middle East and Africa (30.8%), the Americas (54.0%) and the Pacific (15.2%). Bottom-up stock valuations influenced us to be more balanced in these three regions (39.6%, 44.8% and 15.6%), respectively. The choice to over-weight European stocks, due to their attractive outlook, helped the Fund's performance. Returns were restrained by the Fund's exposure to Pacific stocks and below index exposure to U.S. stocks. Despite inexpensive valuations, equities in the Far East continue to produce poor returns. Fortunately, our strong stock selection in all three regions partially offset our Far East exposure. The final result was a solid 8.6% twelve-month return versus 1.8% for the Morningstar World Funds Index. This measure represents the average world fund tracked by Morningstar. These compare to 15.3% for the MSCI World and 12.8% for the All-Country World Indices. The MSCI World less U.S. index returned 8.7% over the year. Our current strategy continues to stress a more balanced regional mix.

       The transactions in the Fund's portfolio are the product of our organization's monthly investment process. The portfolio's tax-efficient turnover rate of 51% over the last twelve months reflects positions which were sold after our monthly review process because they became overvalued. This regular process allows us to maintain an undervalued portfolio and benefit from our analysts' newest investment ideas.

           The Thomas White World Fund is designed to benefit from the positive changes occurring in the world.

     These forty-seven countries contain over 2,400 companies that meet the Fund's quality standards. Each shareholder, is a partial owner of 247 of the most undervalued of these firms. World Fund Shareholders are at the very epicenter of what is driving change in today's world: An unprecedented explosion of highly beneficial global capitalism.

DEVELOPED MARKETS        PACIFIC                  LATIN AMERICA
EUROPE                    Australia                  Argentina
  Austria                 Hong Kong                  Brazil
  Belgium                 Japan                      Chile
  Denmark                 New Zealand                Columbia
  Finland                 Singapore                  Mexico
  France                                             Peru
  Germany                EMERGING MARKETS            Venezuela
  Ireland                GREATER EUROPE
  Italy                   Czech Republic            INDIAN SUBCONTINENT
  Netherlands             Greece                     India
  Norway                  Hungary                    Pakistan
  Spain                   Poland                     Sri Lanka
  Sweden                  Portugal
  Switzerland             Russia                     FAR EAST
  United Kingdom          Turkey                     China
                                                     Indonesia
NORTH AMERICA            MIDDLE EAST                 Korea
  Canada                  Israel                     Malaysia
  United States                                      Phillippines
                         AFRICA                      Taiwan
                          South Africa               Thailand


     The Fund takes full advantage of the extensive resources of the Global Capital Institute. This investment research organization is owned by Thomas White International, the Fund's manager. The Institute's professionals do on-going valuation-based security analysis of companies in forty-seven countries. Its monthly equity valuation publications are produced for clients who are asset management organizations located around the world.

chart omitted

PERFORMANCE SUMMARY: THE WORLD FUND

     The Fund's performance period since inception was four years, four months and two days in length. Over this period the Fund's cumulative total return, with dividend and capital gain distributions reinvested, was 66.0%. In the same period the MSCI World Index ( net dividends) returned 80.5%, the MSCI AC Index returned 73.6% and the Morningstar World Funds Index returned 52.6%. The graph below shows the monthly value of $10,000 initially invested in the Fund and the various benchmarks.

                            Thomas White World Fund

           THE FUND'S PERFORMANCE VS THE MSCI WORLD, MSCI ALL COUNTRY
                       AND MORNINGSTAR WORLD FUNDS INDICES

                       June 28, 1994 to October 31, 1998

    [Graph captioned "The current value of an initial $10,000 investment with dividends reinvested" plotting the data points listed below]

                      Thomas White MSCI         MSCI         Morningstar
                      World Fund   World Index  AC           World Category
           6/28/94    10000        10000      10000            10000.00
           6/30/94    10010        10028      10000            10000.00
           7/31/94    10440        10216.53   10221.33         10260.00
           8/31/94    10690        10522      10585.42         10629.36
           9/30/94    10380        10243.17   10336.86         10459.29
          10/31/94    10500        10532.02   10601.78         10605.72
          11/30/94    10130        10072.83   10141.36         10128.46
          12/31/94    10067.11     10167.51   10176.75         10057.56
           1/31/95     9966.24     10012.46    9969.66          9745.78
           2/28/95    10258.77     10155.63   10076.14          9901.71
           3/31/95    10531.13     10643.1    10537.67         10149.25
           4/30/95    10803.48     11011.36   10920.94         10474.03
           5/31/95    11035.49     11102.75   11041.51         10704.46
           6/30/95    11106.1      11097.2    11043.95         10907.84
           7/31/95    11549.94     11649.94   11578.29         11496.87
           8/31/95    11388.55     11387.81   11324.79         11381.90
           9/30/95    11570.12     11716.92   11636.36         11598.15
          10/31/95    11408.72     11529.45   11441.87         11354.59
          11/30/95    11620.55     11927.22   11801.79         11536.27
          12/31/95    11982.92     12273.11   12157.17         11755.46
           1/31/96    12357.39     12492.79   12427.42         12072.85
           2/29/96    12432.28     12566.5    12479.16         12241.87
           3/31/96    12507.17     12772.59   12671.27         12437.74
           4/30/96    12838.84     13070.19   12980.67         12873.06
           5/31/96    12913.74     13079.34   12994.09         13027.54
           6/30/96    12903.04     13143.43   13065.36         12988.46
           7/31/96    12475.08     12676.84   12577.38         12403.98
           8/31/96    12710.46     12820.09   12732.5          12714.08
           9/30/96    13020.73     13318.79   13202.67         13082.79
          10/31/96    13191.91     13409.13   13255.47         13056.62
          11/30/96    13898.05     14157.36   13964.12         13644.17
          12/31/96    13960.43     13928.01   13761.86         13657.81
           1/31/97    14018.17     14093.75   13992.73         13944.63
           2/28/97    14145.19     14253.01   14183.51         13986.46
           3/31/97    13937.34     13967.95   13899.79         13734.70
           4/30/97    14052.81     14421.91   14346.23         13858.32
           5/31/97    14907.3      15308.86   15202.23         14717.53
           6/30/97    15357.63     16069.71   15980.15         15320.95
           7/31/97    15946.53     16807.95   16702.71         16010.39
           8/31/97    15115.14     15680.98   15530.82         15193.86
           9/30/97    16073.55     16530.1    16359.09         16059.91
          10/31/97    15276.8      15658.14   15385.02         15032.08
          11/30/97    15426.92     15932.16   15620.39         15002.01
          12/31/97    15594.27     16123.66   15825.47         15137.03
           1/31/98    15838.69     16570.32   16172.05         15273.27
           2/28/98    16853.05     17688.82   17289.54         16357.67
           3/31/98    17794.09     18433.04   18019.16         17159.19
           4/30/98    17745.2      18610.4    18177.73         17382.26
           5/31/98    17598.55     18374.39   17821.44         17138.91
           6/30/98    17610.77     18808.02   18133.32         17087.50
           7/31/98    17720.76     18774.17   18140.57         16967.88
           8/31/98    15398.73     16267.82   15595.45         14354.83
           9/30/98    15435.39     16552.73   15907.36         14354.83
          10/31/98    16596.41     18046.26   17361.29         15316.60
          11/30/98    17415.23     19116.63   18413.73         16128.38



     The above chart presents performance in terms of an initial $10,000 investment in the Fund, assuming all dividends reinvested, and various benchmarks. The return since inception was 66.0% for the Fund, 80.5% for the MSCI World Index, 73.6% for the MSCI All Country Index and 52.6% for the Morningstar World Funds Index. The one year return for the Fund was 8.6%. The Fund's average annual total return since inception was 12.4%. 2

Note:1. MSCI World Index is with net  dividends.  Morningstar  World Funds Index is from July 1, 1994.
     2. Past performance should not be construed as a guarantee of future performance.

       [GRAPHIC OMITTED]


DIVIDEND INFORMATION: THE WORLD FUND

       The Fund pays dividends annually. On December 10, 1998, the Board of Trustees authorized an income dividend of $0.129 and a long-term capital gain of $0.908 distribution with an ex-date of December 23, 1998, payable on December 28, 1998, for shareholders of record December 22, 1998. There were no short-term gains.

       In accordance with current Internal Revenue Service requirements, these distributions comprised substantially all earnings of the Fund from net investment income through December 31, 1998, and net realized gains through the fiscal year ending October 31, 1998.


THOMAS WHITE WORLD FUND
Investment Portfolio                         October 31, 1998
---------------------------------------------------------------------------------------------------------------------------------
Country                            Issue                                      Industry               Shares      Value
----------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS:                              89.6%

----------------------------------------------------------------------------------------------------------------------------------
ARGENTINA:                                  0.3%

                                  Telecom Argentina                          Communications           16,500    $106,435
                                  YPF Sociedad                                       Energy            2,700      78,308
                                                                                                             ------------

                                                                                                                 184,743

-------------------------------------------------------------------------------------------------------------------------
AUSTRALIA:                                   3.0%

                                  National Australia Bank ADR                       Banking            4,300     286,488
                                  National Australia Bank                           Banking           18,821     250,494
                                  News Corporation                                  Service           67,500     463,172
                                  Santos Ltd.                                        Energy           29,438      86,860
                                  Telstra Corporation                        Communications          103,200     411,407
                                  Woolworths                                Consumer Retail           66,700     235,751
                                                                                                             ------------

                                                                                                               1,734,172

-------------------------------------------------------------------------------------------------------------------------
AUSTRIA:                                     0.1%

                                  OMV AG                                             Energy              800      74,943
                                                                                                             ------------

                                                                                                                  74,943

-------------------------------------------------------------------------------------------------------------------------
BELGIUM:                                     1.0%

                                  Electrabel                                      Utilities            1,000     368,313
                                  Electrafina                                     Financial            1,600     206,723
                                                                                Diversified
                                                                                                             ------------

                                                                                                                 575,036

-------------------------------------------------------------------------------------------------------------------------
BRAZIL:                                      1.0%

                                  Eletrobras PNB                                  Utilities        6,284,000     145,789
                                  Gerasul                                         Utilities        3,750,000       3,750
                                  Ipiranga Petroleum PN                              Energy        7,288,000      39,355
                                  Itausa PN                                       Financial          125,000      66,113
                                                                                Diversified
                                  Petrobras PN                                       Energy          409,000      51,493
                                  Telebras ADR                               Communications            2,400     182,250
                                  Vale do Rio Doce PN                       Metals & Mining            4,600      69,492
                                                                                                             ------------

                                                                                                                 558,242

-------------------------------------------------------------------------------------------------------------------------
CANADA:                                       2.0%

                                  BCE Inc.                                   Communications            9,800     332,318
                                  Canadian Pacific Ltd.                      Transportation            8,500     190,995
                                  Quebecor Incorporated Class B                    Services            9,300     188,790
                                  Royal Bank of Canada                              Banking            6,200     285,820



                                  Shell Canada                                       Energy            9,100     144,235
                                                                                                             ------------

                                                                                                               1,142,158

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
CZECH REPUBLIC:                                0.2%

                                  SPT Telecom*                               Communications            5,000      75,534
                                  Tabak                                    Consumer Staples              200      46,789
                                                                                                             ------------

                                                                                                                 122,323

-------------------------------------------------------------------------------------------------------------------------
FINLAND:                                      0.8%

                                  Orion B                                       Health Care            9,800     235,033
                                  UPM-Kymmene                                Forest & Paper            9,600     228,333
                                                                                                             ------------

                                                                                                                 463,366

-------------------------------------------------------------------------------------------------------------------------
FRANCE:                                       3.8%

                                  Altran Technology                              Technology              500      97,761
                                  AXA-UAP                                         Insurance            3,400     384,063
                                  Bouygues                                         Building            2,458     495,623
                                  Cap Gemini                                     Technology              800     120,155
                                  Danone                                   Consumer Staples              300      79,270
                                  France Telecom                             Communications            3,100     216,072
                                  L' Oreal                                 Consumer Staples              200     114,219
                                  Paribas                                           Banking           3,1200     359,953
                                  Pernod Ricard                            Consumer Staples            3,000     199,658
                                  Scor                                            Insurance            2,200     126,075
                                                                                                             ------------

                                                                                                               2,192,849

-------------------------------------------------------------------------------------------------------------------------
GERMANY:                                      3.7%

                                  Axel Springer                                    Services              100      69,317
                                  BASF                                            Chemicals            7,200     303,354
                                  Commerzbank                                       Banking           10,300     309,176
                                  Deutsche Telecom                           Communications            7,900     213,327
                                  DT Lufthansa                               Transportation           11,200     246,068
                                  Merck KGAA                                    Health Care            6,700     272,596
                                  SAP AG                                         Technology              700     340,074
                                  Volkswagen                              Consumer Durables            3,500     262,861
                                  Wella Stamm AG                           Consumer Staples              150     111,660
                                                                                                             ------------

                                                                                                               2,128,433

-------------------------------------------------------------------------------------------------------------------------
GREECE:                                      0.4%

                                  Alpha Credit Bank                                 Banking              777      62,014
                                  Ergo Bank                                         Banking            4,200      62,090



                                  OTE                                        Communications            3,555      80,723
                                                                                                             ------------

                                                                                                                 204,827

-------------------------------------------------------------------------------------------------------------------------
HONG KONG:                                   3.1%

                                  Cheung Kong                                     Financial           16,700     114,246
                                                                                Diversified
                                  China Telecom*                             Communications          103,600     194,561
                                  CITIC Pacific                                    Services           20,000      49,178
                                  CLP Holdings                                    Utilities           25,900     145,423
                                  HSBC Holdings                                     Banking           18,000     412,404
                                  Hong Kong & China Gas                           Utilities           97,900     138,998
                                  Hong Kong Electric                              Utilities           44,800     164,228
                                  Johnson Electric                               Industrial           60,000     139,405
                                  New World Development                          Industrial           65,300     151,718
                                  SHK Properties                                  Financial           31,600     220,258
                                                                                Diversified
                                  Smartone Telecom                           Communications           19,400      55,090
                                                                                                             ------------

                                                                                                               1,785,509

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
HUNGARY:                                      0.2%

                                  Matav ADR                                  Communications            4,400     118,250
                                                                                                             ------------

                                                                                                                 118,250

-------------------------------------------------------------------------------------------------------------------------
INDONESIA:                                    0.2%

                                  Guadang Garam                            Consumer Staples           24,000      21,631
                                  Indosat                                    Communications           23,000      24,815
                                  Tambang Timah                             Metals & Mining           53,000      29,113
                                  Telkom Indonesia                           Communications          100,000      24,670
                                                                                                             ------------

                                                                                                                 100,229

-------------------------------------------------------------------------------------------------------------------------
ISRAEL:                                       0.1%

                                  Bezeq Israel Telecom                       Communications           17,000      48,671
                                  IDB Holding Corp.                               Financial            2,000      38,298
                                                                                Diversified
                                                                                                             ------------

                                                                                                                  86,969

-------------------------------------------------------------------------------------------------------------------------
ITALY:                                        4.0%

                                  Autostrade                                      Utilities           38,800     170,165
                                  Banca Popolare di Bergamo                         Banking           19,200     396,768
                                  Banca Commerciale Popolare Milano                 Banking           24,600     192,564
                                  Benetton Group                            Consumer Retail           78,000     130,837
                                  Edison                                          Utilities           39,400     347,634
                                  Fiat Spa                                Consumer Durables           71,610     202,835
                                  Mediaset                                         Services           28,700     181,815
                                  Montedison                                     Industrial          392,900     387,242


                                  Telecom Italia spa                         Communications           41,411     299,017
                                                                                                             ------------

                                                                                                               2,308,877

-------------------------------------------------------------------------------------------------------------------------
JAPAN:                                        5.1%

                                  Bridgestone                             Consumer Durables            6,000     132,058
                                  Canon                                          Technology            6,000     113,523
                                  Familymart                                Consumer Retail            4,000     202,849
                                  Fuji Photo Film                                  Services            5,000     183,199
                                  Honda Motor                             Consumer Durables            5,000     150,163
                                  KAO Corporation                          Consumer Staples           12,000     243,006
                                  NGK Spark Plug                          Consumer Durables           23,000     214,132
                                  Nintendo                                         Services            2,400     203,878
                                  Nippon Telephone & Telegraph               Communications               20     156,513
                                  Olympus Optical                                Technology           12,000     123,562
                                  Ono Pharmaceutical                            Health Care            5,000     149,305
                                  Pioneer Electric                               Technology            8,000     131,800
                                  Promise                                         Financial            3,000     135,662
                                                                                Diversified
                                  Shiseido & Company                       Consumer Staples           12,000     131,388
                                  Sony Corporation                               Technology            2,000     126,995
                                  TDK Corporation                                Technology            2,000     131,800
                                  Yamanouchi Pharmaceutical                     Health Care            7,000     200,616
                                  Yasuda Fire & Marine Insurance                  Insurance           36,000     177,310
                                                                                                             ------------

                                                                                                               2,907,759

-------------------------------------------------------------------------------------------------------------------------
MALAYSIA:                                     0.3%

                                  Golden Hope Plantation                   Consumer Staples           39,000      23,911
                                  Perlis Plantation                        Consumer Staples           43,750      43,059
                                  Petronas Gas                                    Utilities           30,000      54,081
                                  Telekom Malaysia                            Communication           29,000      51,512
                                                                                                             ------------

                                                                                                                 172,563

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
MEXICO:                                        0.9%

                                  Cemex CPO                                        Building           30,400      72,346
                                  Maseca B                                 Consumer Staples           76,500      62,072
                                  Telefonos de Mexico Series L ADR           Communications            7,400     390,812
                                                                                                             ------------

                                                                                                                 525,230

-------------------------------------------------------------------------------------------------------------------------
NETHERLANDS:                                  4.5%

                                  ABN-AMRO Holdings                                 Banking           17,500     327,521
                                  Akzo Nobel                                      Chemicals            5,900     229,046
                                  DSM NV                                          Chemicals            3,918     181,431
                                  Hoogovens NV                              Metals & Mining            4,334     131,172
                                  ING Groep NV                                    Insurance           15,598     754,001
                                  Laurus NV                                       Utilities            3,048      76,578
                                  Philips Electronics                            Industrial            2,800     148,826

                                  Royal Dutch                                        Energy            6,900     332,806
                                  Vedior                                    Consumer Retail            4,296     109,347
                                  Vendex International Cert.                       Services            4,354     110,590
                                  VNU                                              Services            5,300     183,081
                                                                                                             ------------

                                                                                                               2,584.399

-------------------------------------------------------------------------------------------------------------------------
NEW ZEALAND:                                  0.2%

                                  Lion Nathan Limited                      Consumer Staples           33,000      86,509
                                                                                                             ------------

                                                                                                                  86,509

-------------------------------------------------------------------------------------------------------------------------
NORWAY:                                       0.5%

                                  Den Norske Bank A                                 Banking           87,300     306,798
                                                                                                             ------------

                                                                                                                 306,798

-------------------------------------------------------------------------------------------------------------------------
PAKISTAN:                                     0.1%

                                  Pakistan Telephone                         Communications              650      20,800
                                                                                                             ------------

                                                                                                                  20,800

-------------------------------------------------------------------------------------------------------------------------
PHILIPPINES:                                  0.3%

                                  Manila Electric                                 Utilities           18,000      53,084
                                  Philippines Long Distance                  Communications            4,200     100,446
                                                                                                             ------------

                                                                                                                 153,530

-------------------------------------------------------------------------------------------------------------------------
POLAND:                                       0.2%

                                  BPH                                               Banking            1,900     123,672
                                                                                                             ------------

                                                                                                                 123,672

-------------------------------------------------------------------------------------------------------------------------
PORTUGAL:                                     0.2%

                                  Banco Espir Santo                                 Banking            2,385      70,396
                                  Telecom Portugal                           Communications            1,200      56,799
                                                                                                             ------------

                                                                                                                 127,195

-------------------------------------------------------------------------------------------------------------------------
RUSSIA:                                       0.1%

                                  Lukoil ADR                                         Energy              800      13,000
                                  Gazprom ADR                                        Energy            3,500      31,855
                                                                                                             ------------

                                                                                                                  44,855


-------------------------------------------------------------------------------------------------------------------------

SINGAPORE:                                    1.2%

                                  City Development                                Financial           13,000      47,126
                                                                                Diversified
                                  Development Bank of Singapore - Foreign           Banking           14,800      92,755
                                  Fraser & Neave                           Consumer Staples            7,800      24,921
                                  Singapore Airlines - Foreign               Transportation           21,400     131,488
                                  Singapore Telecom                          Communications          202,100     348,926
                                  UOL  Ltd.                                       Financial           66,000      36,491
                                                                                Diversified
                                                                                                             ------------

                                                                                                                 681,707

-------------------------------------------------------------------------------------------------------------------------
SOUTH AFRICA:                                 0.4%

                                  Anglo American Corp SA                         Industrial          1,100        35,916
                                  De Beers                                  Consumer Retail          1,400        19,526
                                  Firstrand                                       Insurance         15,525        20,153
                                  Liberty Life Association                        Insurance          2,800        48,064
                                  Nedcor                                            Banking            700        14,019
                                  Rembrandt Group                          Consumer Staples          7,200        48,021
                                  South African Brewery                    Consumer Staples          1,800        35,018
                                  Standard Bank Inv.                                Banking          7,000        21,154
                                                                                                             ------------

                                                                                                                 241,871

-------------------------------------------------------------------------------------------------------------------------
SOUTH KOREA:                                  0.5%

                                  Pohang Iron & Steel                       Metals & Mining          2,200       122,813
                                  SK Telecom                                 Communications            206       142,976
                                                                                                             ------------

                                                                                                                 265,789

-------------------------------------------------------------------------------------------------------------------------
SPAIN:                                         1.1%

                                  Iberdrola                                       Utilities           17,000     274,309
                                  Telefonica de Espana                       Communications           14,000     355,102
                                                                                                             ------------

                                                                                                                 629,411



-------------------------------------------------------------------------------------------------------------------------
SWEDEN:                                         0.5%

                                  SE Banken A                                       Banking           20,600     304,233

                                                                                                             ------------

                                                                                                                 304,233

-------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
SWITZERLAND:                                  3.4%

                                  Fischer (Georg) AG                          Capital Goods            1,000     343,888
                                  Nestle AG                                Consumer Staples              200     424,153
                                  Novartis Reg                                  Health Care              200     359,352
                                  Roche GS                                      Health Care               18     209,426
                                  Swatch Group AG                                  Services            1,800     245,545

                                  Swiss Reinsurance                               Insurance              170     377,555
                                                                                                             ------------

                                                                                                               1,959,919

-------------------------------------------------------------------------------------------------------------------------
THAILAND:                                     0.2%

                                  Advanced Information Service               Communications           11,900      82,259
                                  Thai Airways International                 Transportation           35,300      46,112
                                                                                                             ------------

                                                                                                                 128,371

-------------------------------------------------------------------------------------------------------------------------

TURKEY:                                       0.2%

                                  Akbank                                            Banking        1,793,600      26,366
                                  Arcelik                                 Consumer Durables        1,320,000      30,228
                                  Cukurova Elektri                                Utilities           17,900      20,195
                                  KOC Holdings                            Consumer Durables          283,100      26,017
                                  Netas*                                         Technology           61,000       7,042
                                  Petkim                                          Chemicals           43,000       9,700
                                                                                                             ------------

                                                                                                                 119,548

-------------------------------------------------------------------------------------------------------------------------
UNITED KINGDOM:                                9.9%

                                  Abbey National                                    Banking           20,700     401,311
                                  Allied Domecq                            Consumer Staples           22,300     204,984
                                  Bank of Scotland                                  Banking           17,000     183,967
                                  BG Plc                                          Utilities           60,800     398,325
                                  Boots                                     Consumer Retail            8,527     127,975
                                  British Airways                            Transportation           22,786     166,037
                                  British Petroleum                                  Energy           25,028     367,469
                                  British Steel                             Metals & Mining           66,200     113,957
                                  British Telecom                            Communications           32,400     419,933
                                  CGU Plc                                         Insurance           11,000     173,456
                                  Guardian Royal                                  Insurance           42,488     204,151
                                  Halifax                                           Banking           11,700     155,065
                                  Ladbroke Group                                   Services           63,996     233,694
                                  Misys                                          Technology           11,900      83,133
                                  National Westminster Bank                         Banking           18,779     315,735
                                  Pearson                                          Services           11,300     197,922
                                  P & O DFD                                  Transportation           15,356     160,787
                                  Powergen                                        Utilities           18,500     262,038
                                  Siebe                                          Industrial           32,400     132,801
                                  Smithkline Beecham                            Health Care           33,700     419,039
                                  Somerfield                                Consumer Retail           14,100      90,843
                                  Tate & Lyle                              Consumer Staples           23,900     143,797
                                  Thames Water                                    Utilities           14,300     264,328
                                  Unilever                                 Consumer Staples           27,200     271,619
                                  WPP Group                                        Services           46,100     227,862
                                                                                                             ------------

                                                                                                               5,720,228

-------------------------------------------------------------------------------------------------------------------------

UNITED STATES:                                35.9%

                                  American International Group                    Insurance            1,900     161,975
                                  American National Insurance                     Insurance            1,800     151,200
                                  Amgen*                                        Health Care            6,300     494,944
                                  Amsouth Bancorp                                   Banking           10,575     423,661
                                  Bell Atlantic                              Communications            9,368     497,675
                                  Berkshire Hathaway Class A                      Financial               15     967,500
                                                                                Diversified
                                  Black & Decker                                   Services            6,800     351,475
                                  BMC Software*                                  Technology            3,200     153,800
                                  Brown Forman B                           Consumer Staples            7,700     523,119
                                  Caterpillar                                 Capital Goods            3,900     175,500
                                  Chase Manhattan                                   Banking            8,300     475,175
                                  Citigroup                                       Financial            6,750     317,672
                                                                                Diversified
                                  Coastal Corporation                                Energy            6,700     236,175
                                  Comerica                                          Banking            4,050     261,225
                                  Cooper Industries                              Industrial            4,300     189,738
                                  Dell Computer*                                 Technology           14,400     943,200
                                  Donnelley & Sons                                 Services            7,000     301,875
                                  Dow Chemical                                    Chemicals            2,900     271,513
                                  Eastman Chemical                                Chemicals            3,000     176,250
                                  EMC Corporation                                Technology            2,300     148,063
                                  Exel Limited                                    Insurance            1,800     137,588
                                  Federal National Mortgage Association           Financial            7,200     509,850
                                                                                Diversified
                                  FDX Corporation*                                 Services            5,300     278,581
                                  FMC Corporation*                               Industrial            2,500     127,656
                                  Ford Motor Company                      Consumer Durables            8,100     439,425
                                  General Dynamics Corporation                    Aerospace            7,800     461,663
                                  General Electric                               Industrial            3,400     525,750
                                  GPU Inc.                                        Utilities            2,500     107,813
                                  GTE Corporation                             Communication            1,900     111,506
                                  Guidant                                       Health Care            6,200     474,300
                                  Harris Corporation                             Industrial           10,600     371,663
                                  Intel                                          Technology            1,400     124,863
                                  K Mart*                                   Consumer Retail           21,000     296,625
                                  King World Productions*                          Services            5,600     147,000
                                  Lucent Technologies                            Technology            3,100     248,581
                                  Marshall & Ilsley                                 Banking            8,400     409,500
                                  McKesson Corporation                          Health Care            4,400     338,800
                                  Mellon Bank Corporation                           Banking            5,200     312,650
                                  Merck & Company                               Health Care            2,600     351,650
                                  Mobil Corporation                                  Energy            5,500     416,281
                                  National Service Industries                    Industrial            6,700     240,363
                                  Norfolk Southern Corporation               Transportation            8,100     266,794
                                  Pacificare B*                                 Health Care            2,900     228,375
                                  Peoplesoft Incorporated*                       Technology            2,800      59,325
                                  PG & E Corporation                              Utilities            5,500     167,406
                                  Phelps Dodge Corporation                  Metals & Mining            1,000      57,625
                                  Phillips Petroleum                                 Energy            6,300     384,925
                                  Quaker Oats                              Consumer Staples            7,900     466,594
                                  Raytheon A                                     Industrial            2,924     163,744
                                  Raytheon B                                     Industrial            4,100     238,056
                                  Rite Aid Corporation                     Consumer Staples           12,300     488,156
                                  Rockwell International                         Industrial            5,700     234,056

                                  Royal Dutch Petroleum                              Energy            5,200     256,100
                                  Safeway Incorporation*                   Consumer Staples           10,900     521,156
                                  SBC Communication                           Communication            9,135     423,065
                                  Sempra Energy                                   Utilities           10,500     273,000
                                  St. Paul Companies                              Insurance            3,400     112,625
                                  Tele-Communications Inc. A*                      Services            5,408     227,812
                                  Tele-Communications TCI A*                       Services            6,184     115,177
                                  Tellabs Incorporated*                          Technology            2,000     110,000
                                  TJX Companies                             Consumer Retail           15,000     284,062
                                  TRW Incorporated                               Industrial            5,800     330,237
                                  Unilever NV                              Consumer Staples            2,400     180,600
                                  US West Communication                      Communications            9,000     516,374
                                  Vulcan Materials                                 Building            1,800     213,524
                                  Warner Lambert                                Health Care            3,700     289,987
                                  Xerox Corporation                                Services            3,700     358,436
                                                                                                             ------------

                                                                                                              20,621,054


                                                                                                             ------------
Total Common Stocks                                                           (Cost $44,376,546)              51,506,367
                                                                                                             ------------

---------------------------------------------------------------------------------------------------------------------------------
TIME DEPOSIT:                              11.6%
                                                                                                        Par  Value
                                State Street Bank and Trust Co. Eurodollar
                                Time Deposit   4.75%, due 11/02/98          (Cost $6,647,000)           $6,647,000     6,647,000

---------------------------------------------------------------------------------------------------------------------------------

Total Investments:                  101.2%                                  (Cost $51,023,546)                        58,153,367
Other Assets, Less Liabilities:     (1.2%)                                                                             (688,952)
                                ===========                                                                        ==============
Total Net Assets:                     100%                                                                           $57,464,415
                                ===========                                                                        ==============

*  Non-Income Producing Securities

See Notes to Financial Statements.


THOMAS WHITE WORLD FUND
Statement of Assets and Liabilities
October 31, 1998
-------------------------------------------------------------------------------------------------------------------------------

ASSETS

Investments in securities at value (cost $51,023,546)                                         $                      58,153,367
Cash                                                                                                                      2,019
Receivables:
    Dividends and interest                                                                                              131,629
    Securities sold                                                                                                     130,320
    Fund shares sold                                                                                                      4,255
Prepaid expenses                                                                                                          3,886
Equipment                                                                                                                 3,398
                                                                                              ------------------------------------
                                   Total assets                                                                        58,428,874
                                                                                              ------------------------------------

LIABILITIES

Accrued expenses                                                                                                           81,207
Payables:
    Securities purchased                                                                                                   89,245
    Fund shares redeemed                                                                                                  794,007
                                                                                              ------------------------------------
                                   Total liabilities                                                                      964,459
                                                                                              ------------------------------------

NET ASSETS

Source of Net Assets:
    Net capital paid in on shares of beneficial interest                                      $                        45,875,443
    Undistributed net investment income                                                                                   538,467
    Accumulated net realized gain                                                                                       3,920,684
    Net unrealized appreciation                                                                                         7,129,821
                                                                                              ------------------------------------

                                   Net assets                                                 $                        57,464,415
                                                                                              ====================================

Shares outstanding                                                                                                      4,231,192

Net asset value per share                                                                     $                             13.58
                                                                                              ====================================


See Notes to Financial Statements.







THOMAS WHITE WORLD FUND
Statement of Operations
Year Ended October 31, 1998
---------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME

Income:
    Dividends (net of foreign taxes withheld of $96,192)                                                  $            1,067,529
    Interest                                                                                                             295,945
                                                                                                          -----------------------
                                   Total investment income                                                             1,363,474
                                                                                                          -----------------------

Expenses:
    Investment management fees (note 3)                                                                                  534,735
    Custodian fees                                                                                                        65,187
    Transfer Agent fees                                                                                                   21,310
    Audit fees and expenses                                                                                               25,232
    Trustees' fees and expenses                                                                                           15,940
    Printing expenses                                                                                                      5,034
    Legal fees and expenses                                                                                               27,161
    Organization costs                                                                                                     5,982
    Registration fees                                                                                                     31,797
    Depreciation expense                                                                                                   5,167
    Other expenses                                                                                                        21,051
                                                                                                          -----------------------
                               Total expenses                                                                            758,596

                                   Net investment income                                                                 604,878
                                                                                                          -----------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain on investments                                                                                       3,965,958
Unrealized depreciation on investments                                                                                 (112,585)
                                                                                                          -----------------------
                                   Net gain on investments                                                             3,853,373
                                                                                                          -----------------------

                                   Net increase in net assets from operations                             $            4,458,251
                                                                                                          =======================

See Notes to Financial Statements.









THOMAS WHITE WORLD FUND
Statements of Changes in Net Assets
Years Ended October 31, 1997 & 1998
----------------------------------------------------------------------------------------------------------------------------------

Change in net assets from operations:                                               1998                           1997
                                                                        ----------------------------------------------------------
         Net investment income                                          $                  604,878        $               723,140
         Net realized gain                                                               3,965,958                      1,981,651
         Unrealized appreciation (depreciation) for the year                             (112,585)                      3,574,857
                                                                        ----------------------------------------------------------
                Net increase in net assets from operations                               4,458,251                      6,279,648

Distributions to shareholders:
         From net investment income                                                      (696,401)                      (591,413)
         From net realized gain                                                        (1,942,252)                    (2,434,679)

Fund share transactions                                                                  7,649,245                      5,584,959
                                                                        ----------------------------------------------------------
                Total increase                                                           9,468,843                      8,838,515

Net assets:
         Beginning of year                                                              47,995,572                     39,157,057
                                                                        ----------------------------------------------------------

         End of year                                                    $               57,464,415        $            47,995,572
                                                                        ==========================================================


See Notes to Financial Statements.



THOMAS WHITE WORLD FUND
Notes to Financial Statements
Year Ended October 31, 1998
--------------------------------------------------------------------------------


Note 1.  Summary of Accounting Policies

Lord Asset Management Trust (the "Trust") was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. Effective November 1, 1998, the Trust is comprised of two series of Shares, the Thomas White World Fund (the "Fund") and the Thomas White American Growth Fund. The investment objective of the Fund is to seek long-term capital growth by investing in stocks and debt obligations of companies and governments of any nation. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(a) Valuation of securities. Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees.

(b) Foreign currency translation. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

         Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

(c) Income taxes. It is the Fund's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for federal income taxes. Distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

(d) Use of estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the period. Actual results could differ from these estimates.

(e) Other. Investment transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund.

Note 2.  Transactions in Shares of Beneficial Interest

As of October 31, 1998, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

                                              Year Ended                               Year Ended
                                            October 31, 1998                        October 31, 1997
                                  --------------------------------------   ------------------------------------
                                       Shares               Amount             Shares              Amount
                                  -----------------   ------------------   ---------------   ------------------

       Shares sold                         758,837    $      10,174,935           242,690    $       3,097,633
       Shares issued on
          reinvestment of
          distributions                    207,791            2,591,156           249,893            2,986,226
        Shares redeemed                  (363,640)          (5,116,846)          (40,053)            (498,900)
                                  -----------------   ------------------   ---------------   ------------------

                  Net increase             602,988    $       7,649,245           452,530    $       5,584,959
                                  -----------------   ------------------   ---------------   ------------------



Note 3.     Investment Management Fees and Other Transactions with Affiliates

The  Fund  pays   monthly  an   investment   management   fee  to  Thomas  White
International, Ltd. at the rate of 1% of the Fund's average daily net assets.


Note 4.     Investment Transactions

During the year ended October 31, 1998, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, were $30,120,825 and $24,342,898, respectively. The cost of securities for federal income tax purposes was the same as that shown in the investment portfolio.

At  October  31,  1998,  the  aggregate  gross   unrealized   appreciation   and
depreciation  of portfolio  securities,  based upon cost for federal  income tax purposes, were as follows:

   Unrealized appreciation                         $      10,759,443
   Unrealized depreciation                               (3,629,622)
                                                   ------------------

                  Net unrealized appreciation      $       7,129,821
                                                   ------------------







Note 5.       Selected Financial Information

                                                                                                            Period from
                                     Year Ended       Year Ended        Year Ended       Year Ended        June 28, 1994
                                       October       October 31,       October 31,       October 31,        (Inception)
                                      31, 1998           1997              1996             1995             to October
                                                                                                              31, 1994
                                 --- ------------ -- ------------- --- ------------- -- -------------- --- ---------------
Per share operating performance
(For a share outstanding throughout the period)

Net asset value, beginning of    $         13.23  $         12.33  $          11.31  $          10.50  $            10.00
period
                                 --- ------------ -- ------------- --- ------------- -- -------------- --- ---------------

Income from investment
operations:
    Net investment income                   0.15             0.20              0.19              0.19                0.06
    Net realized and
unrealized gain                             0.93             1.65              1.51              0.71                0.44
                                 --- ------------ -- ------------- --- ------------- -- -------------- --- ---------------
                                            1.08             1.85              1.70              0.90                0.50

Distributions:
    From net investment income            (0.19)           (0.19)            (0.20)            (0.09)                   -
    From net realized gains               (0.54)           (0.76)            (0.48)                 -                   -
                                 --- ------------ -- ------------- --- ------------- -- -------------- --- ---------------
                                          (0.73)           (0.95)            (0.68)            (0.09)                   -

Change in net asset value for
the      period                             0.35             0.90              1.02              0.81                0.50
                                 === ============ == ============= === ============= == ============== === ===============
Net asset value, end of period   $         13.58  $         13.23  $          12.33  $          11.31  $            10.50
                                 === ============ == ============= === ============= == ============== === ===============

Total Return                               8.64%           15.80%            15.63%             8.65%               5.00%  **
Ratios/supplemental data
Net assets. End of period (000)  $        57,464  $        47,996   $        39,157  $         32,979   $          13,928
Ratio to average net assets:
   Expenses (net of                        1.42%            1.47%             1.50%             1.49%               1.50%  *+
reimbursement)
   Net investment income                   1.13%            1.60%             1.63%             2.08%               1.79%  *
Portfolio turnover rate                   51.41%           48.19%            51.22%            64.54%               1.01%

*    Annualized
**   Not annualized.
+    In the absence of the expense reimbursement, expenses would have been 2.36% of average net assets.

McGladrey & Pullen, LLP
Certified Public Accountants and Consultants


Independent Auditor's Report

The Board of Trustees
Thomas White World Fund

     We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Thomas White World Fund as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the selected financial information for each of the four years in the period then ended and for the period from June 28, 1994 (inception) to October 31, 1994. These financial statements and selected financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and selected financial information based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and selected financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and selected financial information referred to above present fairly, in all material respects, the financial position of Thomas White World Fund as of October 31, 1998, the results of its operations, the changes in its net assets, and the selected financial information for the periods indicated, in conformity with generally accepted accounting principles.

McGladrey & Pullen

New York, New York
November 18, 1998